Exhibit 99.1

SIGNET JEWELERS ANNOUNCES CFO, STRENGTHENED LEADERSHIP STRUCTURE

TO SUPPORT PATH TO BRILLIANCE TRANSFORMATION PLAN

HAMILTON, Bermuda, March 13, 2019 – Signet Jewelers Limited (NYSE: SIG) (the “company”) today announced the appointment of Joan M. Hilson as Chief Financial Officer (CFO). The company also announced organizational changes to strengthen its leadership structure in support of its Path to Brilliance transformation plan.

Chief Financial Officer Appointment

Hilson will be appointed CFO effective April 4, 2019, succeeding current CFO Michele Santana, who will continue to serve in the role through that date. As previously disclosed, Santana will remain with the company through the end of April 2019 to ensure a smooth transition. Hilson will be responsible for leading the company’s finance, accounting, investor relations, tax and treasury teams and will be based in Akron, Ohio.

Hilson brings over 30 years of experience in retail corporate finance leadership positions, with extensive experience in business planning, merchandise planning, inventory management, and cost optimization. She has a strong track record of building high performing finance teams and developing leaders. She was most recently CFO of David’s Bridal from 2014 to March 2019. Prior to that, Hilson was the CFO of American Eagle Outfitters and held several roles within Limited Brands, including CFO of the Victoria’s Secret stores division. Earlier in her career, Hilson also worked at Sterling Jewelers Inc. and Coopers & Lybrand.

“I am excited to have Joan join Signet at such an important time for our business. She is an accomplished retail executive with extensive financial and operational experience. I am confident that Signet will benefit from her transformational experiences and perspective, as we accelerate our Path to Brilliance transformation efforts,” said Virginia C. Drosos, Chief Executive Officer.

Leadership Appointments To Drive Growth In Core Mall-based Stores

Based on learnings from year one of the Path to Brilliance transformation plan, Signet is bringing the leadership of its Kay, Zales and Peoples banners under one combined Mall Leadership Team.

“As we pursue our vision to be a share-gaining OmniChannel jewelry category leader, we are taking bold steps to reorganize our leadership team,” Drosos said. “We believe these changes will enable us to better capture banner growth opportunities, relentlessly improve product assortment, expand our precision journey-based targeting of customers, and create a stronger OmniChannel shopping experience in-store and online. This is enabled by driving strong operating efficiencies and better utilizing our scale.”

Jamie L. Singleton, currently Executive Vice President (EVP) Zales and Peoples, is promoted to President Kay, Zales, and Peoples, with full P&L and operational responsibilities, including merchandising, marketing, and eCommerce for these core mall-based store banners. Singleton has been with Signet for seven years, including general manager roles for Zales and Piercing Pagoda. Prior to Signet, she served in SVP roles at CPI Corp., David’s Bridal and After Hours Formalwear. She spent her early career in merchandising, design and product development roles at May Company, Saks, Inc., and Federated Department Stores.

Bill Luth, previously EVP Kay, has been named EVP, Global Store Operations, with global responsibility for store operations. Luth is a 30-year Signet veteran with extensive experience in store operations. Kecia Caffie is promoted to Senior Vice President, Piercing Pagoda. Singleton, Luth and Caffie will continue to report to Seb Hobbs, President and Chief Customer Officer.

“Jamie’s and Bill’s new roles, along with other leadership realignments following recent appointments of William R. Brace, Chief Marketing Officer and EVP Jared, and Toni Zehrer, Chief Merchandising Officer, add significant capability to our core merchandising, marketing, and store operations organizations,” said Drosos. “This is key to accelerating our Customer First strategy in year two of our Path to Brilliance transformation.”

The above changes will have no impact on Signet’s external financial reporting structure. The company will continue to report segments as North America and International.

About Signet and Safe Harbor Statement:

Signet Jewelers Limited is the world's largest retailer of diamond jewelry. Signet operates nearly 3,500 stores primarily under the name brands of Kay Jewelers, Zales, Jared The Galleria Of Jewelry, H.Samuel, Ernest Jones, Peoples, Piercing Pagoda, and JamesAllen.com. Further information on Signet is available at www.signetjewelers.com. See also www.kay.com, www.zales.com, www.jared.com, www.hsamuel.co.uk, www.ernestjones.co.uk, www.peoplesjewellers.com, www.pagoda.com, and www.jamesallen.com. This release contains statements which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, based upon management’s beliefs and expectations as well as on assumptions made by and data currently available to management, appear in a number of places throughout this document and include statements regarding, among other things, Signet’s results of operation, financial condition, liquidity, prospects, growth, strategies and the industry in which Signet operates. The use of the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “target,” and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, including, but not limited to, our ability to implement Signet's transformation initiative, the effect of US federal tax reform and adjustments relating to such impact on the completion of our quarterly and year-end financial statements, changes in interpretation or assumptions, and/or updated regulatory guidance regarding the US federal tax reform, the benefits and outsourcing of the credit portfolio sale including technology disruptions, future financial results and operating results, the impact of weather-related incidents on Signet’s business, deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets or intangible assets or other adverse financial consequences, including tax consequences related thereto, especially in view of the Company’s recent market valuation, and our ability to successfully integrate Zale Corporation and R2Net’s operations and to realize synergies from the Zale and R2Net transactions, general economic conditions, potential regulatory changes or other developments following the United Kingdom’s announced intention to negotiate a formal exit from the European Union, a decline in consumer spending, the merchandising, pricing and inventory policies followed by Signet, the reputation of Signet and its banners, the level of competition in the jewelry sector, the cost and availability of diamonds, gold and other precious metals, regulations relating to customer credit, seasonality of Signet’s business, financial market risks, deterioration in customers’ financial condition, exchange rate fluctuations, changes in Signet’s credit rating, changes in consumer attitudes regarding jewelry, management of social, ethical and environmental risks, the development and maintenance of Signet’s OmniChannel retailing, security breaches and other disruptions to Signet’s information technology infrastructure and databases, inadequacy in and disruptions to internal controls and systems, changes in assumptions used in making accounting estimates relating to items such as extended service plans and pensions, risks related to Signet being a Bermuda corporation, the impact of the acquisition of Zale Corporation on relationships, including with employees, suppliers, customers and competitors, and an adverse decision in legal or regulatory proceedings. For a discussion of these and other risks and uncertainties which could cause actual results to differ materially from those expressed in any forward-looking statement, see the “Risk Factors” section of Signet’s Fiscal 2018 Annual Report on Form 10-K filed with the SEC on April 2, 2018 and quarterly reports on Form 10-Q filed with the SEC. Signet undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Contact:

Randi Abada SVP Corporate Finance Strategy & Investor Relations
+1 330 668 3489 randi.abada@signetjewelers.com

David Bouffard VP Corporate Affairs
+1 330 668 5369 david.bouffard@signetjewelers.com